Supplement dated March 8, 2013 to the Wilmington Funds

Prospectus dated August 31, 2012 (the “Prospectus”)

Effective March 8, 2013, the information in the Prospectus with respect to the Wilmington Multi-Manager Real Asset Fund will be amended, supplemented or replaced as follows:

Change in Primary Portfolio Manager for Pacific Investment Management Company, LLC

Effective at the close of business on March 8, 2013, Rahul M. Seksaria of Pacific Investment Management Company, LLC (“PIMCO”), a sub-adviser of the Wilmington Multi-Manager Real Asset Fund (the “Fund”), will be added as a portfolio manager of the Fund, and will be responsible for the day-do-day management of the Fund. Also, effective March 8, 2013, Mihir P. Worah of PIMCO will serve as a secondary portfolio manager of the Fund.

Accordingly, as of March 8, 2013, all references to PIMCO and their portfolio management teams, in the Prospectus are hereby amended as described below:

The following amends and replaces information in the section entitled “Investment Sub-Advisors” on page 34 of the Prospectus:

Investment Sub-Advisors

Wilmington Trust Investment Advisors, Inc. (“WTIA”), EII Realty Securities, Inc (“EII”); CBRE Clarion Securities LLC (“CBRE Clarion”); Pacific Investment Management Company, LLC (“PIMCO”); HSBC Global Asset Management (France) (“HSBC”).

Portfolio Managers	Title	Service Date (with the Fund)
R. Samuel Fraundorf, CFA, CPA	President at WTIA	2011
Rex Macey, CFA, CFP, CIMA	Senior Vice President, Chief Investment Officer and Director of Investment Research at WTIA	2011
George Chen, CFA, CIPM	Assistant Vice President and Research Analyst at WTIA	2011
Todd Murphy, CFA	Vice President at WTIA	2012
Greg Silberman, CA (SA), CFA	Vice President at WTIA	2012
Thomas R. Pierce, CFA	Chief Investment Strategist at WTIA	2011
Peter Nieuwland	Managing Director at EII	2011
Alfred C. Otero	Managing Director at EII	2011
James E. Rehlaender	Managing Director at EII	2011
Suang Eng Tsan	Managing Director at EII	2011
T.Ritson Ferguson	Chief Executive Officer, Co-Chief Investment Officer and Senior Portfolio Manager at CBRE Clarion	2011
Steven D. Burton	Managing Director, Co-Chief Investment Officer and Senior Portfolio Manager at CBRE Clarion	2011
Joseph P. Smith	Managing Director, Co-Chief Investment Officer and Senior Portfolio Manager at CBRE Clarion	2011
Rahul M. Seksaria	Senior Vice President at PIMCO	2013
Mihir Worah	Managing Director, Head of Real Return Portfolio Management Team at PIMCO	2011
Julien Renoncourt	Head of Inflation Linked Bonds & Global Bonds at HSBC	2011

The following amends and replaces certain information on page 114 of the Prospectus under the section entitled “Portfolio Manager Responsibilities” for the Fund:

Portfolio Manager Responsibilities

Multi-Manager Real Asset Fund – George Chen, CFA, R. Samuel Fraundorf, CFA, CPA, Rex Macey, CFA, CFP, CIMA, Todd Murphy, CFA, Tom Pierce, CFA and Greg Silberman, CFA are responsible for the day-to-day management of the Real Asset Fund including the portion allocated to the enhanced cash strategy. Tom Pierce is responsible for the day-to-day management of any portion of the Real Asset Fund allocated to WFMC’s TIPS strategy. Peter Nieuwland, Alfred C. Otero, James E. Rehlaender and Suang Eng Tsan are responsible for the day-to-management of the portion of the Real Asset Fund allocated to EII. T. Ritson Ferguson, Steven D. Burton and Joseph P. Smith oversee the day-to-day management of the portion of the Real Asset Fund allocated to CBRE Clarion. Rahul M. Seksaria and Mihir P. Worah are portfolio managers of the portion of the Real Asset Fund allocated to PIMCO with Mr. Seksaria primarily responsible for the day-to-management of the PIMCO-managed portion. Julien Renoncourt oversees the day-to-day management of the portion of the Real Asset Fund allocated to HSBC.

The following Rahul M. Seksaria biography is added to the Portfolio Manager Biographies on pages 121 of the Prospectus, and the following Mihir P. Worah biography replaces the existing one on page 122 of the Prospectus:

Portfolio Manager Biographies

Rahul M. Seksaria, is a senior vice president, trader and portfolio manager in the Newport Beach office of PIMCO, focusing on real return portfolios and executing Treasury Inflation Protected Bond (TIPs) strategies. Mr. Seksaria previously focused on Treasury bonds, agencies and interest rate derivatives and worked on the short-term desk. Prior to joining PIMCO in 2002, he held trading and structuring positions in energy and other commodities at Enron Corp. He has 11 years of investment experience and holds undergraduate degrees from the University of Texas at Austin.

Mihir P. Worah, is a managing director, a portfolio manager, and head of the real return portfolio management team in the Newport Beach office of PIMCO. He was previously a member of the analytics team and worked on real and nominal term structure modeling and options pricing. Prior to joining PIMCO in 2001, he was a postdoctoral research associate at the University of California, Berkeley, and the Stanford Linear Accelerator Center, where he built models to explain the difference between matter and anti-matter. In 2012 he co-authored “Intelligent Commodity Indexing,” published by McGraw-Hill. He has 11 years of investment experience and holds a Ph.D. in theoretical physics from the University of Chicago.

Please keep this Supplement for future reference

SP-WT-PRO-001-313

Supplement dated March 11, 2013, to the Wilmington Funds

Statement of Additional Information dated August 31, 2012 (the “SAI”)

Effective March 8, 2013, the information in the SAI with respect to the Wilmington Multi-Manager Real Asset Fund will be amended, supplemented or replaced as follows:

Change in Primary Portfolio Manager for Pacific Investment Management Company, LLC

Effective at the close of business on March 8, 2013, Rahul M. Seksaria of Pacific Investment Management Company, LLC (“PIMCO”), a sub-adviser of the Wilmington Multi-Manager Real Asset Fund (the “Fund”), will be added as a portfolio manager of the Fund, and will be responsible for the day-do-day management of the Fund. Also, effective March 8, 2013, Mihir P. Worah of PIMCO will serve as a secondary portfolio manager of the Fund.

The following amends and replaces the information pertaining to PIMCO and its management team on page 105 of the SAI:

Portfolio Managers

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC (“PIMCO”)

OTHER ACCOUNTS MANAGED (AS OF DECEMBER 31, 2012).

Portfolio Manager/Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed Subject to a Performance Based Advisory Fee (millions)
Mihir Worah
Registered Investment Companies:	25	$69,833	0	$0
Other Pooled Investment Vehicles:	17	$11,616	0	$0
Other Accounts:	58	$26,874	11	$2,855
Rahul M. Seksaria
Registered Investment Companies:	2	$51	0	$0
Other Pooled Investment Vehicles:	0	$0.00	0	$0
Other Accounts:	11	$2,853	1	$325

In addition, the last paragraph of page 107 of the SAI is replaced with the following:

OWNERSHIP OF SECURITIES (AS OF DECEMBER 31, 2012). Neither portfolio manager was a beneficial owner of shares of the Fund as of December 31, 2012.

Please keep this Supplement for future reference.

SP-WT-SAI-001-313